WNL SERIES TRUST

              VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH PORTFOLIO

       Supplement dated April 3, 1997, to the Prospectus dated May 1, 1996

Van Kampen American Capital Asset Management, Inc., the sub-adviser for the Van Kampen American Capital Emerging Growth Portfolio, became an indirect subsidiary of Morgan Stanley Group Inc. on October 31, 1996.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. subject to certain conditions being met. It is currently anticipated that the transaction will close in mid- 1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

For further information or if you have any questions concerning this Supplement, please contact Western National Life Insurance Company at (800) 910-4455.